SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

CONNETICS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

Date	Wednesday, May 14, 2003

Time	9:00 a.m. Pacific Time

Place	3290 West Bayshore Road, Palo Alto, California 94303

Items of Business	(1) To elect nine (9) directors to hold office until the next Annual Meeting and until their successors have been elected and qualified.
(2) To approve an amendment to the 1995 Directors’ Stock Option Plan to increase the number of shares of common stock reserved for issuance under the plan by 250,000 shares.
(3) To approve an amendment to the 2002 Employee Stock Plan to increase the number of shares of common stock reserved for issuance under the plan by 750,000 shares.
(4) To approve an amendment to the 2002 Employee Stock Plan to permit the issuance of options under the plan to non-executive officers of the Company.
(5) To ratify the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2003.
(6) To consider and act upon such other business as may properly come before the meeting.

Record Date	Stockholders of record at the close of business on March 20, 2003 are entitled to vote at the meeting.

Annual Report	Connetics’ 2002 annual report, which is not a part of the proxy soliciting material, is enclosed.

Proxy Voting	Your vote is important to us and to our business. You are encouraged to sign and return your proxy card, or use telephone or Internet voting before the meeting, so that your shares will be represented and voted at the meeting even if you cannot attend. You can revoke a proxy at any time before it is exercised at the meeting by following the instructions in the accompanying proxy statement. YOUR SHARES CANNOT BE VOTED UNLESS YOU VOTE YOUR PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

By Order of the Board of Directors

Katrina J. Church
Executive Vice President, Legal Affairs
and Corporate Secretary

Palo Alto, California

April 9, 2003

GENERAL INFORMATION
What is the purpose of the annual meeting?
What is a proxy?
If I give my proxy can I change my vote?
Who is entitled to vote?
How do I vote?
What constitutes a quorum?
What does the Board recommend?
What vote is required to approve each proposal?
MATTERS TO BE ACTED UPON
Proposal No. 1 — Election of Directors
Proposal No. 2 — Approval of Amendment to Directors’ Plan
Proposal No. 3 — Approval of Amendment to 2002 Employee Stock Plan to Increase Shares Reserved for Issuance By 750,000
Proposal No. 4 — Approval of Amendment to 2002 Employee Stock Plan To Permit Issuance of Options to Non-Executive Officers of the Company
Proposal No. 5 — Ratification of Selection of Independent Auditors
OTHER BUSINESS
STOCK OWNERSHIP
Section 16(a) Beneficial Ownership Reporting Compliance
CORPORATE GOVERNANCE
Our Commitment to Good Corporate Governance
Management Executive Committee
Board Meetings and Committees
Compensation Committee Interlocks And Insider Participation
BOARD COMPENSATION
EXECUTIVE COMPENSATION AND RELATED INFORMATION
Option Information
Certain Relationships and Related Transactions
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
REPORT OF THE AUDIT COMMITTEE
Audit and Other Fees
ADDITIONAL INFORMATION
Who pays for solicitation of proxies?
Can the solicitation costs be reduced?
Householding
Stockholder Proposals for the 2004 Annual Meeting
Annual Report on Form 10-K
APPENDIX A — 2002 NON-OFFICER EMPLOYEE STOCK PLAN
APPENDIX B — AUDIT COMMITTEE CHARTER

CONNETICS CORPORATION

3290 West Bayshore Road
Palo Alto, California 94303

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 14, 2003

      Our Board of Directors is furnishing you with this proxy statement to solicit proxies on its behalf to be voted at the Annual Meeting of Stockholders to be held on Wednesday, May 14, 2003, beginning at 9:00 a.m., at 3290 West Bayshore Road, Palo Alto, California 94303. The proxies may also be voted at any postponements or adjournments of that meeting. Our Board of Directors requests that you allow the proxies named in the proxy card to represent your shares at the Annual Meeting, and at any meeting following the adjournment or postponement of the Annual Meeting. All properly executed written proxies, and all properly completed proxies submitted by telephone or by the Internet, that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the meeting.

GENERAL INFORMATION

What is the purpose of the annual meeting?

      The accompanying Notice of Annual Meeting of Stockholders summarizes the specific proposals to be considered and acted upon at the meeting. Each proposal is described in more detail in this Proxy Statement.

What is a proxy?

      A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy, or a proxy card. You may give your proxy to vote for all, some, or none of our director nominees. You may also vote for or against the other proposals or abstain from voting. If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of our director nominees, in favor of Proposals 2, 3 and 4, and in favor of the appointment of Ernst & Young LLP as our independent auditors. If any other business properly comes before the stockholders for a vote at the meeting, your shares will be voted according to the discretion of the holders of the proxy.

If I give my proxy can I change my vote?

      It is important that all stockholders be represented at the Annual Meeting. Therefore, to assure your representation whether or not you plan to attend the meeting, please vote your proxy following the instructions on the proxy card. If you decide to attend the Annual Meeting and wish to vote in person, please notify the Corporate Secretary. You may revoke your proxy before it is voted by submitting a new proxy with a later date (including an Internet or telephone vote), by voting in person at the meeting, or by notifying our Corporate Secretary in writing at 3290 West Bayshore Road, Palo Alto, California 94303 before the meeting.

Who is entitled to vote?

      We are first mailing these proxy materials on or about April 9, 2003 to all stockholders entitled to vote at the meeting. You are entitled to vote at the Annual Meeting if our stockholder records on March 20, 2003 (the record date) show that you owned Connetics common stock as of the close of business on such date. As of March 20, 2003, there were 31,455,932 shares of common stock outstanding and entitled to vote. Each share is entitled to one vote for each matter properly brought before the meeting. The enclosed proxy card shows the number of shares you are entitled to vote. As of the close of business on the record date, we had 165 stockholders of record.

How do I vote?

      Most stockholders have a choice of voting over the Internet, by telephone, or by using a written proxy card. Please refer to your proxy card and other enclosures to see which options are available to you. The method by which you vote will not limit your right to vote at the annual meeting if you later decide to attend in person. Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible. The Internet and telephone voting facilities for eligible stockholders of record will close at 11:59 p.m. Eastern Time on May 13, 2003. If you hold stock in “street name” and wish to vote at the meeting, you will need to obtain a proxy form from the institution that holds your shares.

What constitutes a quorum?

      To transact business at the meeting, there must be a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person. All proxies representing shares that are entitled to vote at the meeting will be counted toward establishing a quorum, regardless of whether such proxies contain abstentions or broker non-votes. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner (such as your broker) does not vote on a particular proposal because you have not given the nominee voting instructions, and the nominee does not have discretionary voting power with respect to that item.

What does the Board recommend?

      The Board of Directors recommends that you vote FOR each of proposals 1, 2, 3, 4 and 5.

What vote is required to approve each proposal?

      All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy card, the shares will be voted as you specified. If you do not specify a choice, the shares will be voted FOR each director nominee and FOR each of proposals 2, 3, 4 and 5 and, in the proxy holders’ discretion, as to other matters that may properly come before the meeting. Broker non-votes are not considered as present or voting with respect to a matter. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.

      Election of Directors. A plurality of the votes duly cast is required for the election of directors, which means the nine director nominees receiving the highest number of votes will be elected to fill the seats on the Board. Votes withheld from any director will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting, but have no other legal effect upon election of directors.

      Amendment of Director’s Plan. Approval of the amendment to the 1995 Directors’ Stock Option Plan requires the affirmative vote of the holders of a majority of shares present at the meeting, in person or by proxy, and entitled to vote. If you abstain from voting, the abstention is counted as a vote against the amendment to the Directors’ Plan.

      Amendments of 2002 Plan. Approval of each of the amendments to the 2002 Employee Stock Plan to increase the number of shares available under the plan requires the affirmative vote of the holders of a majority of shares present at the meeting, in person or by proxy, and entitled to vote. If you abstain from voting, the abstention is counted as a vote against the amendment of the 2002 Plan.

      Ratification of Selection of Independent Auditors. Approval of the proposal to ratify the selection of Ernst & Young LLP as our independent auditors requires the affirmative vote of the holders of a majority of shares present at the meeting, in person or by proxy, and entitled to vote. If you abstain from voting, the abstention is counted as a vote against the proposal.

MATTERS TO BE ACTED UPON

PROPOSAL NO. 1
ELECTION OF DIRECTORS

      At the meeting, the stockholders will elect nine directors to serve until the next meeting and until their successors are elected and qualified, or until they die, resign, or are removed from office. We will vote all proxies we receive FOR the nominees listed below unless the proxy includes written instructions otherwise. If any nominee is unable to or declines to serve as a director at the time of the meeting, we will vote the proxies for an additional nominee who the current Board of Directors will designate to fill the vacancy. As of the date of this proxy statement, we are not aware of any nominee who is unable or will decline to serve as director.

      Eight of the nine nominees are currently directors of Connetics. If additional persons are nominated for election as directors, we intend to vote all proxies received in a manner that will ensure the election of as many of the nominees listed below as possible; in such event, the proxy holder(s) will determine the specific nominees to be voted for. In any event, the proxy holders cannot vote for more than nine persons. The term of office of each person elected as a director will continue until the next Annual Meeting or until his successor has been elected and qualified.

Directors Standing for Election

      The names of the nominees and certain information about them, including their ages and principal occupations, are set forth below:

ALEXANDER E. BARKAS, PH.D.	Director Since 1993

      Dr. Barkas, 55, served as our Chairman of the Board of Directors from January 1994 to October 1995. He served as our Chief Executive Officer from January 1994 to August 1994. Dr. Barkas has been a Managing Director of Prospect Venture Partners, a venture capital investment firm, since June 1997. He was previously a partner with Kleiner Perkins Caufield & Byers, a venture capital investment firm, from September 1991 to June 1997. Dr. Barkas serves as Chairman of the Board of Directors of Geron Corporation and as a Director of several private medical technology companies. Dr. Barkas holds a B.A. degree from Brandeis University and a Ph.D. from New York University.

EUGENE A. BAUER, M.D.	Director from 1993 – 1995 and Since 1996

      Dr. Bauer, 60, served as Vice President for the Stanford University Medical Center from 1997 to 2001, and as Dean of the Stanford University School of Medicine from 1995 through 2000. Dr. Bauer was a founder of Connetics. Since 1988 he has been Professor, Department of Dermatology, Stanford University School of Medicine, and was Chief of the Dermatology Service at Stanford University Hospital from 1988 to 1995. From 1982 to 1988, he was a professor at Washington University School of Medicine. He has served as Chairman of two National Institutes of Health study sections of the National Institute of Arthritis and Musculoskeletal and Skin Diseases and has served on a board of scientific counselors for the National Cancer Institute. Dr. Bauer also serves as a Director of three private companies. Dr. Bauer holds B.S. and M.D. degrees from Northwestern University.

R. ANDREW ECKERT	Director Since December 2002

      Mr. Eckert, 41, serves as President, Chief Executive Officer and Director of Docent, Inc. He joined Docent in December 2001 as Chief Operating Officer and President, and was promoted to Chief Executive Officer in April 2002. Mr. Eckert has been a Director of Docent since May 2002. From 1990 to 2001, Mr. Eckert held numerous executive and director positions at ADAC Laboratories, a medical products company, including Chief Executive Officer from 1997 to 2001. Mr. Eckert was a director of ADAC from 1996 to 2001, and served as Chairman of the Board from 1999 until 2001. Prior to joining ADAC, Mr. Eckert worked in the venture capital and investment banking industries with Summit Partners and Goldman Sachs, respectively. Mr. Eckert holds a B.S. degree in industrial engineering from Stanford University and an M.B.A. from Stanford University.

DENISE M. GILBERT, PH.D.	Director Nominee

      Dr. Gilbert, 45, is currently an independent consultant and strategic advisor to life science companies. Previously, from 2001 to 2002, she served as Chief Executive Officer of Entigen Corporation, a private life science information technology company. From 1995 to 1999, Dr. Gilbert served as Chief Financial Officer and Executive Vice President of Incyte Pharmaceuticals (now Incyte Genomics), and from 1993 to 1995 she was Chief Financial Officer and Executive Vice President of Affymax. From 1986 through 1993 Dr. Gilbert was a Managing Director and senior biotechnology analyst at Smith Barney Harris & Upham and Vice President and biotechnology analyst at Montgomery Securities. Dr. Gilbert is also a Director of a private life science company. Dr. Gilbert holds a B.S. from Cornell University and a Ph.D. in Cell and Developmental Biology from Harvard University.

JOHN C. KANE	Director Since 1997

      Mr. Kane, 63, was President and Chief Operating Officer of Cardinal Health, Inc., a healthcare services provider, from March 1993 until his retirement in December 2000. Prior to joining Cardinal, Mr. Kane served in various operational and management positions at Abbott Laboratories for 19 years, most recently as President of Ross Laboratories Division. Mr. Kane is a Director of Greif Bros. Corporation, and serves as a Director for two private companies. Mr. Kane holds a B.S. from West Chester University.

THOMAS D. KILEY	Director Since 1993

      Mr. Kiley, 59, has been self-employed since 1988 as an attorney, consultant and investor. From 1980 to 1988, he was an officer of Genentech, serving variously as Vice President and General Counsel, Vice President for Legal Affairs and Vice President for Corporate Development. From 1969 to 1980, he was with the law firm of Lyon & Lyon, where he was a partner from 1975 to 1980. Mr. Kiley is also a Director of Geron Corporation and CellGate, Inc., a private biotechnology company. Mr. Kiley holds a B.S. in Chemical Engineering from Pennsylvania State University and a J.D. from George Washington University.

LEON E. PANETTA	Director Since 2000

      Mr. Panetta, 64, has served as a Director of Connetics since March 2000. Mr. Panetta is the Director along with his wife Sylvia of the Panetta Institute for Public Policy at California State University at Monterey Bay and is a member of the international advisory board of Fleishman-Hillard. From 1994 to 1997, he served as White House Chief of Staff. Before his appointment as White House Chief of Staff, Mr. Panetta served as Director of the White House Office of Management and Budget, having been confirmed by the Senate for that job on January 21, 1993. Prior to 1993, Mr. Panetta was a U.S. Representative for eight full terms. Mr. Panetta is a Director of several private companies and not-for-profit organizations, and serves on the Board of Directors of the New York Stock Exchange. Mr. Panetta holds a B.A. from Santa Clara University, and a J.D. from Santa Clara University Law School.

G. KIRK RAAB	Director Since 1995

      Mr. Raab, 67, has served as the Chairman of the Board of Directors since October 1995. From 1985 to January 1990, Mr. Raab served as President, Chief Operating Officer and a Director of Genentech, Inc., and from January 1990 to July 1995, he served as Genentech’s President, Chief Executive Officer and a Director. Prior to joining Genentech, Inc. in 1985, Mr. Raab was President, Chief Operating Officer, and a Director of Abbott Laboratories, and before that, held executive positions with Beecham Group, A.H. Robins and Pfizer, Inc. He is also Chairman of Oxford Glycosciences Plc in the U.K., Chairman of Medgenics, Inc. in Israel, and Chairman of Applied Imaging Inc. Mr. Raab is a Trustee Emeritus of Colgate University, an honorary fellow of Exeter College, and a member of the Chancellor’s Court of Oxford University, England. Mr. Raab holds an A.B. degree from Colgate University.

THOMAS G. WIGGANS	Director Since 1994

      Mr. Wiggans, 51, has served as President, Chief Executive Officer and as a Director of Connetics since July 1994. From February 1992 to April 1994, Mr. Wiggans served as President and Chief Operating Officer of CytoTherapeutics, a biotechnology company. From 1980 to February 1992, Mr. Wiggans served in various positions at Ares-Serono Group, a pharmaceutical company, including President of its U.S. pharmaceutical operations and Managing Director of its U.K. pharmaceutical operations. From 1976 to 1980 he held various sales and marketing positions with Eli Lilly & Co., a pharmaceutical company. He is currently a Director of the Biotechnology Industry Organization (BIO), and a member of its Executive Committee, and its Emerging Company Section. He is also Chairman of the Biotechnology Institute, a non-profit educational organization. He is also a Director of two private biotechnology companies. Mr. Wiggans holds a B.S. in Pharmacy from the University of Kansas and an M.B.A. from Southern Methodist University.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO DIRECTORS’ PLAN

Board Recommendation

      The Board of Directors recommends a vote FOR the approval of the amendment to our 1995 Directors’ Stock Option Plan (the “Directors’ Plan”) and the reservation of shares for issuance under the plan. If you abstain from voting, the effect is the same as if you voted against the approval of the adoption of the amendment to the plan.

Background and Rationale

      At the meeting, we are asking our stockholders to approve an amendment to the Directors’ Plan to increase the number of shares of our common stock reserved for issuance under the Directors’ Plan by 250,000 shares to an aggregate of 850,000 shares. The Directors’ Plan provides for the grant of non-qualified stock options to our non-employee directors (“Outside Directors”). The purposes of the Directors’ Plan are to attract and retain the best available personnel for service as directors of Connetics, to provide additional incentive to our non-employee directors to serve as directors, and to encourage their continued service on the Board. After the automatic grant of options under the Directors’ Plan following election to the Board at the 2003 Annual Meeting, there will be 75,000 shares available to grant under the Plan.

Summary of the Directors’ Plan

      General. The Board of Directors adopted the Directors’ Plan in December 1995. The Directors’ Plan was approved by our stockholders in January 1996, and amended in February 1999. In February 2003, our Board approved an amendment to increase the number of shares of our common stock reserved for issuance under the Directors’ Plan by 250,000 shares to an aggregate of 850,000 shares, for which stockholder approval is requested.

      As of March 20, 2003, options for 390,000 shares were outstanding under the Directors’ Plan, 30,000 shares had been issued pursuant to the exercise of options granted under the plan, and 180,000 shares remained available for future grants. Shares not purchased under an option before it expires will be available for future option grants under the Directors’ Plan. As of March 20, 2003, the aggregate fair market value of shares subject to outstanding options under the Directors’ Plan was $15.10 based upon the closing price of our common stock on that date as reported on The Nasdaq Stock Market. In 2002, a total of 120,000 options with a weighted average exercise price of $12.50 per share were granted under the Directors’ Plan to our current non-employee directors. The actual benefits, if any, to the holders of stock options issued under the Directors’ Plan are not determinable prior to exercise as the value, if any, of such stock options to their holders is represented by the difference between the market price of a share of our common stock on the date of exercise and the exercise price of a holder’s stock option, as set forth below.

      The Directors’ Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

      Administration. The Directors’ Plan is designed to work automatically and not to require administration. To the extent administration is necessary, however, it will be provided by the Board of Directors.

      Eligibility. Options may be granted only to Outside Directors. An Outside Director who has been granted an option may, if he or she is otherwise eligible, be granted additional options under Connetics’ other stock plans.

      Terms of Options. Each person who becomes an Outside Director of Connetics is granted a non-qualified stock option to purchase 30,000 shares of our common stock (the “First Option”) on the date on which the optionee first becomes an Outside Director. Thereafter, on the date of each Annual Meeting of stockholders at which non-employee directors are elected to the Board, each such director elected is granted an additional option to purchase 15,000 shares of common stock (a “Subsequent Option”) if he or she has served on our Board of Directors for at least six months prior to the date of that Annual Meeting.

      The maximum number of shares for which options may be granted under the Directors’ Plan is 600,000 (which will be 850,000 if the amendment is approved by the stockholders) (the “Pool”). The Directors’ Plan does not specify a maximum or minimum number of shares for which options may be granted to any one non-employee director so long as the total number of shares so granted does not exceed the Pool. Options granted under the Directors’ Plan are not transferable by the optionee other than by will or the laws of descent or distribution or pursuant to a qualified domestic relations order. Each option is exercisable, during the lifetime of the optionee, only by such optionee or permitted transferee.

      Options granted under the Directors’ Plan have a term of ten years. The First Option becomes exercisable in installments as to 25% of the total number of shares subject to the First Option on each of the first, second, third and fourth anniversaries of the date of grant of the First Option; and each Subsequent Option becomes exercisable in full on the first anniversary of the date of grant of that Subsequent Option. If the optionee ceases to be a director for any reason other than death or disability, the optionee has 90 days in which to exercise the options granted under the Directors’ Plan. The options will remain exercisable for six months if termination is a result of death, or six months (or such other period not exceeding 12 months as the Board determines) if termination is a result of disability.

      The exercise price of each stock option granted under the Directors’ Plan must be equal to 100% of the fair market value of a share of our common stock on the date of grant of the option. The fair market value per share is calculated as the closing price of our common stock on the Nasdaq Stock Market system on the date of grant of the option.

      Merger or Sale of Assets. In the event of the dissolution or liquidation of Connetics, a merger of Connetics with or into another corporation in which we are not the surviving corporation, a sale of all or substantially all of our assets, or any other capital reorganization in which more than 50% of our shares entitled to vote are exchanged, we must give each non-employee director either (1) a reasonable time within which to exercise the option in its entirety (including as to shares which would not otherwise be exercisable) prior to the effectiveness of any such transaction at the end of which time the option shall terminate, or (2) the right to exercise the option in its entirety (or receive a substitute option with comparable terms) as to an equivalent number of shares of stock of the corporation succeeding Connetics or acquiring its business by reason of any such transaction.

      Amendment and Termination. The Board of Directors may amend or terminate the Directors’ Plan, provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Securities Exchange Act of 1934, or Exchange Act, or any other applicable law or regulation we must obtain approval of the stockholders to such amendments. The provisions regarding the grant of options under the Directors’ Plan may be amended only once in any six month period, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules under that Act. If not terminated earlier, the Directors’ Plan will terminate in December 2005.

Required Vote

      The approval of the amendment to the Directors’ Plan to increase the number of shares reserved for issuance under the Directors’ Plan by 250,000 shares requires the affirmative vote of the holders of a majority of the shares of our common stock present at the meeting in person or by proxy and entitled to vote.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO 2002 EMPLOYEE STOCK PLAN
TO INCREASE SHARES RESERVED FOR ISSUANCE BY 750,000

Board Recommendation

      The Board of Directors is submitting an amendment to reserve an additional 750,000 shares for issuance under our 2002 Employee Stock Plan (“2002 Plan”) for approval by our stockholders at the annual meeting in order to ascertain the view of our stockholders regarding the adoption of such amendment. The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the annual meeting will be required to approve this proposal, but the current plan does not require stockholder approval to increase the shares. Accordingly, whether the proposal is approved or defeated, the Board may reconsider whether or not to increase the shares reserved for issuance.

      The Board of Directors recommends a vote FOR the approval of the amendment to the 2002 Non-Officer Plan and the reservation of shares for issuance under the plan. If you abstain from voting, the effect is the same as if you voted against the approval of the adoption of the amendment to the plan.

Background and Rationale

      The Board of Directors approved the 2002 Plan in December 2001. As currently written, the 2002 Plan does not permit the issuance of options under that plan to officers or directors of Connetics, and no incentive stock options may be granted under the plan. Accordingly, no stockholder approval was required to adopt the plan. The Summary of the 2002 Plan below describes its principal terms and purpose.

      The 2002 Plan provides an important employee benefit which helps us attract and retain employees and encourage their participation in and commitment to our business and financial success as Connetics stockholders. The 2002 Plan is the primary source of stock options for non-officer employees of the Company; the 2000 Stock Plan, which is approved by our stockholders, is the only plan that covers Connetics officers. Currently there are only 36,042 shares remaining of the 500,000 shares authorized for issuance under the 2002 Plan, which is insufficient to cover the shares we anticipate we will issue to new employees of the Company in the next few years. This increase in shares under the 2002 Plan is needed to allow us to continue to offer our employees a meaningful opportunity to participate in the ownership of Connetics.

Summary of the 2002 Plan

      General. This summary is qualified in its entirety by the terms of the 2002 Plan, which is attached to this Proxy Statement as Appendix A and is incorporated in this Proxy Statement by this reference.

      Administration. The 2002 Plan is administered at the direction of the Compensation Committee of the Board of Directors. The Committee has the authority to interpret the 2002 Plan and, subject to its terms, to determine the recipients of awards and the times at which awards will be granted, the terms of the awards (which need not be identical), including exercise prices, number of shares subject to awards and terms of exercise and whether an award will be a non-qualified option or a restricted stock purchase.

      Eligibility. The 2002 Plan provides for the grant of non-qualified stock options (“Options”), and the award of rights to purchase restricted common stock, to our employees (excluding officers and directors) and consultants.

      Terms of Options.

      (a)     Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The fair market value of the common stock is generally determined with reference to the closing sale price for the common stock on the date the option is granted.

      (b)     Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable, and may in its discretion accelerate the vesting of any outstanding option. The option agreement specifies the means of payment for shares issued upon exercise of an option. The 2002 Plan permits payment to be made by cash, check, promissory note, other shares of common stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination of those methods.

      (c)     Term of Option. Options granted under the 2002 Plan generally have a term of ten years from the date of grant.

      (d)     Termination of Employment. If an optionee’s employment or consulting relationship terminates for any reason (including death or disability), then all options held by the optionee under the Plan expire on the earlier of (i) the date set forth in the notice of grant or (ii) the expiration date of such option. The 2002 Plan and the option agreement may provide for a longer period of time for the option to be exercised after the optionee’s death or disability than for other terminations. To the extent the option is exercisable at the time of such termination, the optionee (or the optionee’s estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise all or part of his or her option at any time before termination.

      (e)     Nontransferability of Options and Stock Purchase Rights. Unless otherwise determined by the Administrator, options and stock purchase rights granted under the Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee.

      Restricted Stock Purchase Rights. In the case of restricted stock purchase rights, unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

      Adjustments Upon Changes In Capitalization. If Connetics’ common stock changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the Plan, and the exercise price of any such outstanding option or stock purchase right.

      In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its sole discretion, provide that each optionee shall have the right to exercise all of the optionee’s options and stock purchase rights, including those not otherwise exercisable.

      Merger or Sale of Assets. In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall fully vest in and have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

      Amendment or Termination. The Board of Directors may terminate or amend the 2002 Plan from time to time without approval of the stockholders. However, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company must obtain approval of the stockholders with respect to plan amendments. No amendment may impair any options previously granted under the 2002 Plan without the consent of the optionee. The 2002 Plan will terminate in December 2011 unless earlier terminated by the Board of Directors. Any options outstanding at the time of termination of the 2002 Plan will remain in force in accordance with the provisions of the agreements evidencing such grants.

      Federal Income Tax Information. The following is a brief summary of the U.S. federal income tax consequences of transactions under the 2002 Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. In particular, the summary does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law.

Non-qualified Stock Options. Options granted under the 2002 Plan are non-qualified stock options. An optionee will not recognize any taxable income at the time he or she is granted a non-qualified stock option. However, upon exercise of the option, the optionee will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares over the exercise price. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash by the optionee or out of the optionee’s current earnings. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. The Company will generally be allowed a corresponding tax deduction for federal income tax purposes equal to the amount of gain recognized by the optionee.

Stock Purchase Rights. Stock purchases under the 2002 Plan will generally be taxed in the same manner as the exercise of a non-qualified stock option, except that the recipient may elect to take into current income, and be taxed at the time of purchase on, the difference (if any) between the purchase price and the value of the shares.

      Estimated Benefits to Named Officers. As of the date of this Proxy Statement, neither officers nor directors are entitled to receive Options under the 2002 Plan. If Proposal No. 4 is approved by the stockholders, non-executive officers of the Company would be entitled to receive Options under the 2002 Plan, but executive officers and directors would not be eligible to receive Options under the plan. Accordingly, had the 2002 Plan as proposed to be amended been in effect for the 2002 fiscal year, there would have been no benefit to the Named Officers or to non-employee directors based on actual grants made under existing plans.

Required Vote

      The approval of the proposal to amend the 2002 Plan to increase the number of shares reserved for issuance under the Plan by 750,000 shares requires the affirmative vote of the holders of a majority of the shares of our common stock present at the meeting in person or by proxy and entitled to vote.

PROPOSAL NO. 4

APPROVAL OF AMENDMENT TO 2002 EMPLOYEE STOCK PLAN
TO PERMIT ISSUANCE OF OPTIONS TO NON-EXECUTIVE OFFICERS OF THE COMPANY

Board Recommendation

      The Board of Directors is submitting a proposal to amend the 2002 Plan to permit the issuance of options under the plan to officers of the Company who are not executive officers within the meaning of Section 16 of the Exchange Act. Named Officers and Directors, as well as other officers who meet the definition of “executive officer” under Section 16, would still be ineligible for participation in the 2002 Plan. The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the annual meeting will be required to approve this proposal.

      The Board of Directors recommends a vote FOR the approval of the amendment to the 2002 Plan to permit the issuance of options under the plan to non-executive officers of the Company. If you abstain from voting, the effect is the same as if you voted against the approval of the adoption of the amendment to the plan.

Background and Rationale

      As currently written, the 2002 Plan does not permit the issuance of options under that plan to officers or directors of Connetics, and no incentive stock options may be granted under the plan. Accordingly, no stockholder approval was required to adopt the plan. Because we contract with third parties to manufacture and distribute our products, we have a high percentage of management level employees. Many of these employees, although they may hold a vice president title, are not policy-making officers of the Company. We propose to amend the 2002 Plan to allow us to issue options to officers who do not hold a policy-making role. Named Officers and Directors, as well as other officers who meet the definition of “executive officer” under Section 16 of the Exchange Act, would not be eligible to participate in the 2002 Plan even if this proposal is approved. The 2002 Plan provides an important employee benefit which helps us attract and retain employees and encourage their participation in and commitment to our business and financial success as Connetics stockholders. Our 2000 Stock Plan, which is approved by the stockholders, is the only plan available to us for shares to be issued to any officer of the Company, and the flexibility to grant stock options to management employees would be significantly enhanced if we are able to offer non-qualified options under the 2002 Plan to officers who do not formulate policy for the Company. Approval to modify the eligibility requirements for the 2002 Plan is needed to allow us to continue to offer our employees a meaningful opportunity to participate in the ownership of Connetics.

Description of the Plan

      The plan is described under Proposal 3, above.

Required Vote

      The approval of the amendment to the 2002 Plan to permit the issuance of options under the plan to non-executive officers of the Company requires the affirmative vote of the holders of a majority of the shares of our common stock present at the meeting in person or by proxy and entitled to vote.

PROPOSAL NO. 5

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Audit Committee of the Board of Directors has appointed Ernst & Young LLP to continue in this capacity for the fiscal year ending December 31, 2003, subject to ratification of the appointment by the stockholders. Ernst & Young LLP has served as our independent auditors for several years. A representative of Ernst & Young LLP is expected to be present at the meeting to respond to stockholders’ questions.

Required Vote

      Approval of the proposal to ratify the selection of Ernst & Young LLP as our independent auditors requires the affirmative vote of the holders of a majority of shares present at the meeting, in person or by proxy, and entitled to vote. If you abstain from voting, the abstention is counted as a vote against the proposal.

Recommendation of the Board of Directors

      The Board of Directors recommends a vote FOR the ratification of the selection of Ernst & Young LLP. If the stockholders do not ratify the appointment, the Audit Committee of the Board of Directors will reconsider its selection.

OTHER BUSINESS

      We do not intend to present any business at the Annual Meeting that we have not described in this proxy statement. The enclosed proxy form confers discretionary authority upon the persons designated to vote the shares represented by the proxy, to vote such shares in accordance with their best judgment with respect to all matters that may come before the meeting in addition to the scheduled items of business. Examples of such matters are any shareholder proposal omitted from the Proxy Statement pursuant to the rules of the Securities and Exchange Commission, and matters incident to the conduct of the meeting. As of March 20, 2003, we were not aware of any other matter that may properly be presented for action at the meeting, but the enclosed proxy confers the same discretionary authority with respect to any such other matter.

STOCK OWNERSHIP

Who are the largest owners of our stock, and how much stock do our directors and officers own?

      The following table sets forth certain information we know with respect to the beneficial ownership of our common stock as of March 20, 2003 by (a) all persons who are beneficial owners of five percent or more of our common stock, (b) each director and nominee, (c) each of our executive officers named in the Summary Compensation Table below, and (d) all director nominees, current directors and executive officers as a group.

      Beneficial ownership is determined in accordance with the rules and regulations of the SEC and generally includes voting or investment power with respect to securities. Except as indicated otherwise in the footnotes below, and subject to community property laws where applicable, we believe based on information furnished by them that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

		Percentage
	Number	of
	Of	Shares
Name	Shares	Outstanding	Footnote(s)

Wellington Management Company, LLP	3,770,510	12.0%	(1)
75 State Street
Boston, Massachusetts 02109

Thomas G. Wiggans	826,120	2.6%	(2)

G. Kirk Raab	650,325	2.0%	(3)

Alexander E. Barkas, Ph.D.	472,059	1.5%	(4)

John L. Higgins	349,924	1.1%	(5)

C. Gregory Vontz	257,742	*	(6)

Thomas D. Kiley	209,865	*	(7)

Eugene A. Bauer, M.D.	174,295	*	(8)

Glenn A. Oclassen	169,979	*	(9)

Katrina J. Church	153,494	*	(10)

John C. Kane	103,828	*	(11)

Robert G. Lederer	100,402	*	(12)

Leon E. Panetta	54,653	*	(13)

Andrew Eckert	—	*

Denise Gilbert, Ph.D.	—	*

All directors, director nominees and executive officers as a group (23 persons)	3,842,073	11.3%	(14)

*	Less than 1% based on 31,455,932 shares outstanding at March 20, 2003.

(1)	As reported on a Schedule 13G/A filed with the SEC on or about February 14, 2003. Represents 3,770,510 shares as to which Wellington Management Company, LLP has shared dispositive power, and

3,102,610 shares as to which Wellington Management Company, LLP has shared voting power with the unnamed beneficial owners, who are clients of Wellington Management Company, LLP.

(2)	Mr. Wiggans’ total includes options to purchase 620,424 shares of common stock that will be exercisable on or before May 19, 2003. Also includes 10,490 shares held by Mr. Wiggans’ wife, and 14,986 shares held in trust for Mr. Wiggans’ children. Mr. Wiggans disclaims beneficial ownership of the shares held in trust.

(3)	Mr. Raab’s total includes options to purchase 583,596 shares of common stock that will be exercisable on or before May 19, 2003.

(4)	Dr. Barkas’ total includes options to purchase 55,000 shares of common stock that will be exercisable on or before May 19, 2003. Also includes 25,985 shares of common stock owned by Dr. Barkas’ wife.

(5)	Mr. Higgins’ total includes options to purchase 286,919 shares of common stock that will be exercisable on or before May 19, 2003. Also includes 250 shares of common stock held by Mr. Higgins’ wife.

(6)	Mr. Vontz’s total includes options to purchase 238,022 shares of common stock that will be exercisable on or before May 19, 2003.

(7)	Mr. Kiley’s total includes options to purchase 32,500 shares of common stock that will be exercisable on or before May 19, 2003. Also includes 167,365 shares held in the Thomas D. and Nancy L.M. Kiley Revocable Trust under Agreement dated August 7, 1981, and 10,000 shares held in The Kiley Family Partnership of which Mr. Kiley is a trustee, and as to 7,500 of which Mr. Kiley disclaims beneficial ownership.

(8)	Dr. Bauer’s total includes options to purchase 110,000 shares of common stock that will be exercisable on or before May 19, 2003.

(9)	Mr. Oclassen’s total includes options to purchase 128,000 shares of common stock that will be exercisable on or before May 19, 2003. Also includes 12,750 shares held by Mr. Oclassen’s wife and 29,229 shares in an IRA account.

(10)	Ms. Church’s total includes options to purchase 129,167 shares of common stock that will be exercisable on or before May 19, 2003.

(11)	Mr. Kane’s total includes options to purchase 77,500 shares of common stock that will be exercisable on or before May 19, 2003.

(12)	Mr. Lederer’s total includes options to purchase 96,730 shares of common stock that will be exercisable on or before May 19, 2003.

(13)	Mr. Panetta’s total includes options to purchase 47,500 shares of common stock that will be exercisable on or before May 19, 2003.

(14)	See footnotes 2 through 13. The total includes options and warrants to purchase an aggregate of 2,660,394 shares of common stock that will be exercisable on or before May 19, 2003 by all of the executive officers and directors as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act, requires our directors and executive officers, and any person who holds 10% or more of our common stock, to file reports of their holdings and transactions in Connetics stock with the SEC. Based on our records and other information, including a review of the copies of those reports furnished to us and written representations that no other reports were required to be filed, we believe that all filing requirements under Section 16(a) applicable to our directors and executive officers for the year ended December 31, 2002 were timely complied with, except that Dr. Bauer was late filing a Form 4 with respect to a sale of 300 shares of stock. Based solely on a review of copies of reports furnished to us, we believe that all filing requirements under Section 16(a) applicable to holders of 10% or more of our common stock for the year ended December 31, 2002 were timely complied with.

CORPORATE GOVERNANCE

Our Commitment to Good Corporate Governance

      We believe that good corporate governance and an environment of the highest ethical standards are important for Connetics to achieve business success and to create value for our stockholders. During the past year we have reviewed our corporate governance practices in view of the Sarbanes-Oxley Act of 2002, new final and proposed rules of the Securities and Exchange Commission and proposed Nasdaq listing rules. We have also compared our governance practices against those identified as best practices by various authorities and other public companies. As a result, we have implemented several new procedures and strengthened several existing procedures.

Management Executive Committee

      The management Executive Committee has responsibility for the overall direction, strategy and operations of the Company, including, among other things, corporate financial performance, commercial performance, research, development and product operations performance, and employee development performance. The seven members of the management Executive Committee hold the following positions at Connetics:

•	President and Chief Executive Officer,

•	Executive Vice President and Chief Operating Officer,

•	Executive Vice President and Chief Financial Officer,

•	Executive Vice President, General Counsel and Secretary,

•	Senior Vice President, Human Resources and Organizational Dynamics,

•	Senior Vice President, Technical Operations,

•	Senior Vice President and Chief Commercial Officer.

Board Meetings and Committees

      While Connetics’ executives are responsible for the Company’s daily operations, the Board manages the Company and its corporate resources. The Board is also responsible for establishing broad corporate policies and for overseeing the overall performance of Connetics and management. During 2002, the Board held five meetings. The Board reviews significant developments affecting Connetics and acts on matters requiring Board approval, and has been reviewing our corporate governance policies and practices. This review includes comparison of our current policies and practices to those mandated by legislation and regulation, including the Sarbanes-Oxley Act of 2002, regulations proposed or adopted by the SEC, and proposed amendments to the Nasdaq listing standards. This review also includes assessment of policies and practices suggested by other groups active in corporate governance. Connetics already complies with all of the mandated and many of the suggested changes in corporate governance. For example:

•	Good corporate governance requires that a majority of the Board consist of members who are independent. There are different measures of director independence — independence under Nasdaq rules, under Section 16 of the Exchange and under Section 162(m) of the Internal Revenue Code of 1986. Our Board has determined that we have a majority of independent directors on our Board.

•	The Audit Committee approves all audit and non-audit work performed by our independent auditors.

•	The Audit Committee and the Compensation Committee are composed exclusively of independent directors, and effective May 14, 2003, the Nominating Committee will be composed exclusively of independent directors.

      The Board will adopt changes as appropriate to comply with the Sarbanes-Oxley Act of 2002, other applicable regulations and other policies and practices that the Board believes are best for Connetics and our stockholders.

How often did the Board meet during 2002?

      Our Board of Directors held five regular meetings during the year ended December 31, 2002 and two special telephonic meetings. All current directors attended at least 75% of the total meetings of the Board and the Board Committees of which they were members during 2002, except that Mr. Panetta attended five of the seven Board meetings.

What committees has the Board established?

      The standing committees of the Board are the Audit Committee, the Compensation Committee, and the Nominating Committee.

      The Compensation Committee of our Board of Directors reviews and approves the compensation and benefits for our executive officers, directs the administration of our stock purchase and stock option plans and makes recommendations to the Board of Directors regarding such matters. The committee is composed of Mr. Kane and Dr. Barkas. The Compensation Committee held three meetings in 2002. Effective May 14, 2003, Dr. Barkas will no longer serve on the Compensation Committee, and Mr. Eckert and Dr. Bauer will become members of the Committee.

      The Audit Committee of our Board of Directors reviews the results and scope of the audit and other services provided by our independent auditors. In 2002, the Audit Committee was composed of Dr. Barkas, Mr. Kane, and Mr. Kiley. The Audit Committee held eight meetings in 2002. All three members of the Committee are independent directors as defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards. Upon her election to the Board, we anticipate that Dr. Gilbert will become a member and the chairman of the Audit Committee, and Mr. Kane will step down from the Committee.

      The Nominating Committee of the Board of Directors evaluates and recommends candidates to serve on our Board. The Nominating Committee will also consider nominees recommended by stockholders. Recommendations for our Annual Meeting of Stockholders to be held in 2004 must be submitted in writing to our Corporate Secretary at 3290 West Bayshore Road, Palo Alto, California 94303. Such recommendations must include the name, address and principal business occupation of the candidate for the last five years and must be received by the Corporate Secretary on or before December 10, 2003. In 2002, the Nominating Committee was composed of Dr. Bauer, Mr. Raab and Mr. Wiggans. The Nominating Committee held two meetings in 2002. Effective May 14, 2003, Mr. Raab and Mr. Wiggans will no longer serve on the Nominating Committee, and Mr. Kane and Mr. Panetta will become members of the Committee.

Compensation Committee Interlocks And Insider Participation

      Dr. Barkas and Mr. Kane are members of the Compensation Committee. Neither of these individuals was at any time during the year ended December 31, 2002 or at any other time an officer or employee of Connetics, except that Dr. Barkas was an officer of Connetics in 1994 and 1995, as described above.

      None of our executive officers serves on the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

BOARD COMPENSATION

      Cash Compensation. For 2002, we paid non-employee directors an annual retainer of $20,000 when they were elected or re-elected to the Board, payable in stock of the Company. We pay each director $2,000 for each Board meeting attended in person or $500 for each Board meeting attended by telephone. In addition, we paid committee members $750 for each committee meeting attended in person on any day other than the date of a Board meeting, or $250 for each such committee meeting attended by telephone. We reimburse directors for out-of-pocket expenses they incur in connection with attending Board meetings. Each director may elect to receive the retainer in the form of our common stock or an option to purchase our stock.

      Stock Options. Non-employee directors automatically receive options to purchase shares of our common stock pursuant to the terms of our 1995 Directors’ Stock Option Plan. The initial option to purchase 30,000 shares of common stock (the “First Option”) is granted on the date on which the optionee first becomes a director. In each year that the director is re-elected, the director receives an option to purchase 15,000 shares of common stock (a “Subsequent Option”) if, on such date, the director has served on our Board of Directors for at least six months.

      The First Option is exercisable in four equal installments on each of the first, second, third and fourth anniversaries of the date of grant. Each Subsequent Option is exercisable in full on the first anniversary of the date of grant of that Subsequent Option. The exercise price of all stock options granted under the Directors’ Plan is equal to the fair market value of our common stock on the date of grant.

      Consulting Agreements. We have consulting agreements with Dr. Bauer, Mr. Raab and Mr. Panetta pursuant to which we pay each of them in addition to the compensation they receive as directors of Connetics. See “Certain Relationships and Related Transactions.”

EXECUTIVE COMPENSATION

AND RELATED INFORMATION

      The following table summarizes the compensation paid in 2002, 2001 and 2000 to our Chief Executive Officer and four other most highly compensated executive officers during 2002 (collectively, the “Named Officers”):

Summary Compensation Table

				Long-Term
				Compensation

		Annual
		Compensation		No. of Shares
				Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Options(#)	Compensation(1)

Thomas G. Wiggans(2)	2002	$490,000	$270,000	300,000	$70,154
President and Chief Executive Officer	2001	$420,000	$210,000	125,000	$73,908
	2000	$400,000	$150,000	175,000	$6,549

C. Gregory Vontz(3)	2002	$325,000	$143,325	85,000	$3,807
Chief Operating Officer	2001	$277,880	$110,000	75,000	$5,663
	2000	$235,417	$87,500	121,390	$2,218

John L. Higgins(4)	2002	$300,000	$128,100	75,000	$3,615
Chief Financial Officer, Exec. Vice President,	2001	$262,500	$100,000	65,000	$23,355
Finance and Corporate Development	2000	$250,000	$75,000	90,000	$2,145

Katrina J. Church(5)	2002	$275,000	$105,875	70,000	$3,687
Exec. Vice President, Legal Affairs	2001	$235,200	$80,000	65,000	$3,067
General Counsel and Secretary	2000	$218,875	$61,276	65,000	$2,127

Robert G. Lederer(6)	2002	$239,794	$77,693	15,000	$2,217
Sr. Vice President, Strategic Account Management	2001	$230,625	$61,425	—	$52,657
	2000	$225,000	$69,700	5,000	$67,603

      Note: Bonus amounts reflect compensation paid in a later year for work performed in the stated year. Option numbers reflect options granted in the stated year.

(1)	Except as otherwise indicated, “other compensation” for each individual represents (a) premiums paid by Connetics for group term life insurance, and (b) a company match for 401(k) contributions of $3,087 in 2002, $2,563 in 2001, and $1,713 in 2000.

(2)	“All Other Compensation” also includes the following: loan forgiveness of $67,365 in 2001 and $62,400 in 2002; $1,666 airfare paid for Mr. Wiggans’ wife in 2000; $3,367 for 401(k) match; and premiums paid on life insurance for the benefit of Mr. Wiggans’ family of $1,820 in each of 2002, 2001, and 2000.

(3)	“All Other Compensation” also includes $2,493 in airfare paid for Mr. Vontz’s wife in 2001.

(4)	“All Other Compensation” also includes $19,335 in loan forgiveness and $1,000 paid as an incentive travel bonus in 2001.

(5)	“All Other Compensation” includes $1,711 for the 401(k) match.

(6)	“All Other Compensation” does not include any amounts for 401(k) in 2002, and also includes loan forgiveness of $29,487 in 2001 and $58,521 in 2000; airfare paid for Mr. Lederer’s wife of $4,358 in 2001 and $5,305 in 2000; and moving expenses of $14,127 in 2001.

Option Information

      The following table provides certain information with respect to stock options granted to the Named Officers in 2002.

Option Grants in 2002

					Hypothetical Value at
					Grant Date Using
					Assumed
		Percentage			Annual Rates of
		of Total			Stock Price
	Number of	Options			Appreciation(2)
	Options	Granted to	Exercise Price	Expiration
Name	Granted(1)	Employees	per Share	Date	5%	10%

Thomas G. Wiggans	300,000	23.8%	$11.90	01/01/2012	$2,245,154	$5,689,661

C. Gregory Vontz	85,000	6.7%	$11.90	01/01/2012	$636,127	$1,612,070

John L. Higgins	75,000	5.9%	$11.90	01/01/2012	$561,288	$1,422,415

Katrina J. Church	70,000	5.5%	$11.90	01/01/2012	$523,869	$1,327,587

Robert G. Lederer	15,000	1.2%	$11.90	01/01/2012	$112,258	$284,483

(1)	These stock options generally become exercisable at a rate of one-fourth of the shares of common stock subject to the option at the end of the first twelve month period after the date of grant and monthly thereafter until the fourth anniversary of grant, as long as the optionee remains an employee with, consultant to, or director of Connetics.

(2)	Potential gains are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, in accordance with SEC rules. The hypothetical value for the options is calculated based on 5% and 10% assumed rates of annual compound stock price appreciation during the option term, as mandated by the SEC. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, overall market conditions and the option holders’ continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

      The following table provides certain information with respect to each Named Officer’s unexercised stock options at December 31, 2002.

Aggregated Option Exercises in 2002

and
Option Values on December 31, 2002

			Number of Shares		Value of Unexercised
			Underlying Unexercised		in-the-Money Options
	Shares		Options at 12/31/02		at 12/31/02 (1)
	Acquired on	Value Realized
Name	Exercise	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Thomas G. Wiggans	47,000	$412,564	516,507	421,354	$3,063,649	$758,634

C. Gregory Vontz	25,000	$146,058	178,439	186,561	$883,437	$621,727

John L. Higgins	—	—	264,077	142,291	$1,817,273	$429,170

Katrina J. Church	30,313	$140,186	99,167	130,520	$601,267	$406,429

Robert G. Lederer	10,000	$80,221	88,083	21,667	$651,510	$43,588

(1)	In accordance with SEC rules, values are calculated by multiplying the number of shares times the difference between the exercise price and the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be $12.02 per share, the closing price of our common stock on December 31, 2002 as reported on the Nasdaq National Market.

Certain Relationships and Related Transactions

Employment and Consulting Agreements

      We have a consulting agreement with G. Kirk Raab pursuant to which Mr. Raab serves as a director, consultant and the Chairman of our Board of Directors. Pursuant to that agreement, we paid Mr. Raab a base annual fee of $230,000 in 2002. That amount has been increased to $250,000 for 2003. In addition to shares and stock options awarded to Mr. Raab as a director of Connetics, we have awarded shares and stock options to him in connection with the consulting agreement. Since 1995, in addition to awards made in connection with his service as a director, we have awarded Mr. Raab 50,000 restricted shares and granted him options to purchase 549,950 shares of our common stock with exercise prices ranging from $0.45 to $11.00 per share.

      Mr. Wiggans serves as our President and Chief Executive Officer pursuant to an employment agreement entered into in June 1994. Pursuant to that agreement, Mr. Wiggans receives an annual base salary, which is reviewed annually, and is eligible for an annual cash bonus based on consideration of his attainment of corporate goals and achievement of key milestones. The employment agreement provides for Mr. Wiggans to receive continuation of salary and benefits and continuation of vesting with respect to all of the common stock held by Mr. Wiggans for nine months following the termination of his employment from Connetics other than for cause, and to the payment of premiums on a life insurance policy in the amount of $1,000,000 for the benefit of Mr. Wiggans’ family.

      Mr. Lederer serves as an officer of Connetics pursuant to an employment agreement entered into on July 1, 1998. Pursuant to that agreement, Mr. Lederer receives an annual base salary, which is reviewed annually, and is eligible for an annual cash bonus based on consideration of attainment of corporate goals and achievement of key milestones, including corporate sales goals. The employment agreement provides for Mr. Lederer to receive continuation of salary and benefits and continuation of vesting with respect to all of the common stock held by him for six months following the termination of his employment from Connetics other than for cause.

      We have a consulting agreement with Dr. Bauer for annual compensation of $54,000 and with Mr. Panetta for annual compensation of $30,000.

Loans to Certain Employees and Consultants

      In February 2000, the Board authorized a loan to Mr. Wiggans in the amount of $250,000, at an interest rate equal to 6.2%. The loan is to be forgiven at a rate of $50,000 per year plus accrued interest, on each anniversary of the loan on which Mr. Wiggans is still employed by Connetics. As of December 31, 2002, the total balance outstanding was $158,000.

Other Arrangements

      We have entered into Change in Control agreements with each of our directors and executive officers and certain other key employees. The Change in Control agreements provide that in the event of a merger or acquisition of Connetics and another entity, all stock options held by such person will automatically vest in full (1) unless Connetics is the surviving entity after such transaction and Connetics’ stockholders immediately prior to such transaction own a majority of the outstanding securities of the surviving entity, or (2) if, as the result of such transaction, the officer or director’s position with Connetics is terminated or his or her responsibilities are adversely changed or reduced without his or her written consent.

      We have entered into indemnification agreements with our officers and directors containing provisions which may require the company, among other things, to indemnify its officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth information as of December 31, 2002 with respect to all of our compensation plans under which equity securities are authorized for issuance.

		(b)		(c)
	(a)
	Number of securities to be	Weighted average exercise		Number of securities remaining
	issued upon exercise of	price of outstanding		available for future issuance under
	outstanding options,	options, warrants and		equity compensation plans (excluding
Plan Category	warrants and rights	rights		securities reflected in column(a))

Equity compensation plan approved by security holders(1)	3,906,937 (2)	$7.41	(2)(3)	421,690 (4)

Equity compensation plans not approved by security holders(5)	1,067,456	$8.18		317,501

Total	4,974,393	$7.58	(3)	739,191

(1)	Consists of the 1994 Stock Plan, the 1995 Employee Stock Purchase Plan, the 1995 Directors Stock Option Plan, and the 2000 Stock Plan. No shares are available to grant under the 1994 Stock Plan, and the 180,000 shares available to grant under the Directors’ Plan are not available to Connetics employees.

(2)	Excludes purchase rights accruing under the ESPP which have a stockholder approved reserve of 1,255,010 shares.

(3)	Weighted average exercise price of outstanding options; excludes shares issued to date under the Employee Stock Purchase Plan.

(4)	Includes shares available for future issuance under the ESPP. As of March 20, 2003, an aggregate of 335,700 shares were available for issuance under the ESPP.

(5)	Consists of the 1998 Supplemental Stock Plan and the 2000 Non-Officer Stock Plan (which are now terminated), the 2002 Plan (which is proposed to be adopted by the stockholders in this Proxy Statement), the International Stock Incentive Plan, and certain non-plan stock options and common stock warrants. These are discussed in more detail in Note 12 of Notes to Consolidated Financial Statements, included in the Annual Report. Each of the non-stockholder approved plans provides for options to be granted only to non-officer employees of Connetics, and the options granted under the plans are nonstatutory stock options.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Exchange Act, except to the extent we specifically incorporate this Report or the performance graph by reference in such filings.

      The Compensation Committee of the Board of Directors has general responsibility for establishing the compensation payable to our executive officers and has the sole and exclusive authority to administer our stock option plans under which grants may be made to such individuals. The overall goal of the Committee is to develop executive compensation policies and practices that are consistent with and linked to Connetics’ strategic business objectives.

What is our philosophy of executive officer compensation?

      Our compensation policy is designed to attract, motivate and retain the highly talented individuals Connetics needs to be a market leader in its competitive industry. The principles outlined below influence our compensation program, which consists of three key elements:

•	a base salary,

•	a performance-based cash bonus, and

•	periodic and performance-based grants of stock options.

      We believe that individual compensation should be tied to individual performance and to how well the company performs financially, so that when the company’s performance is better than our objectives, individuals should be paid more, and when the company’s performance does not meet our objectives, any incentive award payment will be at the discretion of the Compensation Committee. We also believe that the proportion of an individual’s total compensation that varies with individual and company performance objectives should increase as the individual’s business responsibilities increase.

What are the components of executive compensation?

      Our compensation program is designed to balance short and long-term financial objectives, build stockholder value, and provide incentives for individual and corporate performance. We review compensation survey data from independent sources to ensure that our total compensation program is competitive, and compensation is structured to cumulatively provide a level of total compensation in the top quartile of the range of total compensation offered by our comparator group. The summary below describes in more detail the factors that the Compensation Committee considers in establishing each of the three primary components of the compensation package provided the executive officers.

      Base Salary. The purpose of base salary is to create a secure base of cash compensation for executive officers that is competitive with the market for national talent. The Committee exercises its discretion in making salary decisions and relies to a large extent on the Chief Executive Officers’ evaluations of individual executive officer performance, taking into account such factors as competitive survey data, level of experience, position and responsibility, a subjective assessment of the nature of the position and the contribution and experience of the officer, and the length of the officer’s service. Company performance does not play a significant role in the determination of base salary. Salary increases for executive officers do not follow a preset schedule or formula. Base salary provides an income level that is sufficient to minimize day-to-day distractions of executives from their focus on long-term business growth. However, base pay levels are not intended to be the vehicle for significant long-term capital and wealth accumulation for executives.

      Cash-Based Incentive Compensation. We designed the annual cash bonus component of incentive compensation to align officer pay with the short term (annual) performance of Connetics. Target annual incentives are established at the beginning of the year. The actual awards at the end of the year are tied to individual success in achieving designated individual goals and our success in achieving specific company-wide goals, as determined by the Committee at the end of the year. The actual award may be greater or less than the target annual award, and below a threshold level of performance, no awards may be granted. At the end of each year, we establish a company-wide bonus pool to be divided among all bonus-eligible employees. The size of the bonus pool is based upon an assessment of overall company performance as compared to budgeted fiscal year performance and the extent to which Connetics achieved its overall goals for the fiscal year. Once the overall bonus pool is approved, senior management makes individual bonus recommendations to the Chief Executive Officer, within the limits of the pool, for eligible employees based upon an evaluation of their individual performance and contribution to Connetics’ overall performance. The Compensation Committee approves the bonuses for the Named Officers. Cash bonuses awarded to the Named Officers in 2003 based on 2002 performance are reflected in the Summary Compensation Table.

      Stock Options. We provide all Connetics employees with several ways to become stockholders. We make an initial stock option grant to every employee at the time of hire, in an amount based on guidelines set by the Committee, and we have two programs that are intended to increase employee stock ownership: (a) stock option plans under which we make discretionary stock option grants to employees, and (b) an employee stock purchase plan that enables employees to buy Connetics stock at a discount through payroll deductions. Our goal is to encourage each employee to act like an owner of the business.

      The purpose of stock options is to provide equity compensation whose value is at-risk based on the increase in Connetics’ stock price and the creation of stockholder value. In particular, we use stock option plans to provide executives with incentives to maximize long-term stockholder values. Stock options only have value if the stock price appreciates in value from the state the options are granted. Stock option awards are based on business and individual performance with high up-side award opportunity for high performance and no award opportunity for low performance.

      The factors we consider in making variable option grants include individual performance and potential, history of past grants (including percentage of unvested options), time in current job, level of or significant changes in responsibility, and internal comparability considerations. These subjective criteria are used as guidelines, and the timing and size of any option grant will vary as the Committee believes the circumstances warrant. The actual stock option grant amount for Named Officers is determined by both individual and Company performance. The Named Officers received option awards for 545,000 shares in 2002, or 42.6% of options awarded to all employees. Option grants during 2002 to the Named Officers are reflected in the table captioned “Option Grants in 2002.”

How is the Chief Executive Officer compensated?

      The Committee applies its overall compensation philosophy in setting the compensation payable during 2002 to our Chief Executive Officer, Thomas G. Wiggans. The Compensation Committee reviewed Mr. Wiggans’ compensation relative to industry comparables and his performance over the last twelve (12) months in achieving our company goals. As a result of this review, in January 2003, Mr. Wiggans was granted a stock option to purchase 225,000 shares, as part of a number of grants made to certain of Connetics’ employees. Mr. Wiggans was also awarded a bonus in the amount of $270,000 for 2002. Mr. Wiggans’ annual base salary remains unchanged at $490,000 for 2003.

How are we addressing the Internal Revenue Code limits on deductibility of compensation?

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any year to the corporation’s Chief Executive Officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. Connetics does not have a policy requiring the Committee to qualify all compensation for deductibility under this provision. The Committee’s current view is that any non-deductible amounts will be immaterial to Connetics’ financial or tax position, and that Connetics derives substantial benefits from the flexibility provided by the current system, in which the selection and quantification of performance targets are modified from year to year to reflect changing conditions. However, the Committee takes into account the net cost to Connetics in making all compensation decisions and will continue to evaluate the impact of this provision on its compensation programs.

Submitted by the 2002 Compensation Committee:

Alexander E. Barkas
John C. Kane, Chairman

STOCK PERFORMANCE GRAPH

      The following graph compares the cumulative total return on Connetics’ common stock with the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index for the same period. The graph covers the period of time from December 31, 1997 through December 31, 2002. The graph assumes that $100 was invested on December 31, 1997, in each of our common stock, the Nasdaq Composite Index (U.S.) and the Nasdaq Pharmaceutical Index, and that all dividends were reinvested. Connetics did not pay dividends during the period indicated. Historical stock price performance is not necessarily indicative of future stock price performance.

		12/31/97	1/98	12/31/99	12/31/00	12/31/01	12/31/02

Connetics Corporation	LOGO	$100	$191.84	$342.86	$149.00	$388.57	$392.49

Nasdaq Composite Index (U.S.)	LOGO	$100	$140.99	$261.48	$157.42	$124.89	$86.33

Nasdaq Pharmaceutical Index	LOGO	$100	$126.94	$239.34	$298.55	$254.43	$164.36

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee oversees Connetics’ financial reporting process on behalf of the Board of Directors, and operates under a written charter adopted by the Board of Directors in June 2000 and revised in July 2002. The charter sets out the functions the committee is to perform. You can find a copy of that charter attached to this proxy statement as Appendix B.

      The current committee members are Dr. Barkas, Mr. Kane and Mr. Kiley. At least one member meets the NASD standards of financial literacy and accounting or financial management expertise, and all of the directors who serve on the committee are “independent” for purposes of Nasdaq listing standards. That is, the

Board of Directors has determined that none of us has a relationship to Connetics that may interfere with our independence for Connetics and its management. Our Board has reviewed and made the determinations required by the Securities and Exchange Commission regarding the independence of, and the financial acumen of, the members of our Audit Committee. Our Board has determined that the proposed Chairman of our Audit Committee, Denise Gilbert, by virtue of her extensive career in finance and business, including the securities industry, and experience in the areas of investment banking, finance and business generally, will qualify as an “audit committee financial expert” as that term is defined by new rules issued in January 2003 by the Securities and Exchange Commission.

      During 2002, the Audit Committee met on eight occasions. We have recommended to the Board that Ernst & Young LLP be appointed as our independent auditors for 2003. In making this recommendation, the Audit Committee has considered whether Ernst & Young LLP’s provision of services other than audit services are compatible with maintaining independence of our outside accountants. Although the Committee has the sole authority to appoint the independent auditor, the Committee continued its long-standing practice of recommending that the Board ask the stockholders at their annual meeting to approve the Committee’s selection of the independent auditor.

      The functions of the Audit Committee are to review and advise the Board on:

•	The adequacy of the Connetics’ internal controls and financial reporting process and the reliability of the company’s financial statements;

•	The independence and performance of the Connetics’ independent auditors; and

•	Connetics’ compliance with legal and regulatory requirements.

      In this context, we have met and held discussions with management and the independent auditors, including private sessions with the independent auditors, at which candid discussions of financial management, accounting and internal control issues took place.

      Management has reviewed the audited financial statements in the Annual Report with the Audit Committee, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements. In addressing the quality of managements’ accounting judgments, members of the Audit Committee asked for management’s representations and had the opportunity to review certifications prepared by the Chief Executive Officer and Chief Financial officer that the unaudited quarterly and audited consolidated financial statements of Connetics fairly present, in all material respects, Connetics’ financial conditions and results of operations.

      We have discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communications with Audit Committees). We also discussed with Ernst & Young LLP that firm’s independence from Connetics and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committee), and have considered whether the provision of the non-audit services during 2002 is compatible with maintaining Ernst & Young LLP’s independence.

      In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee reviews Connetics’ quarterly and annual reporting on Forms 10-Q and 10-K before they are filed with the SEC. Since the beginning of 2002, the full Committee has had the opportunity to review quarterly earnings announcements in advance of their issuance with management and representatives of the independent auditor. In our oversight role, we rely on the work and assurances of Connetics’ management, which has the primary responsibility for Connetics’ financial reporting process including its system of internal control and for preparing financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of Connetics’ annual financial statements to generally accepted accounting principles. We are not Connetics employees and we are not accountants or auditors by profession or experts in the fields of accounting or auditing.

      In reliance on these reviews and discussions, and on the report of the independent auditors, we have recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in Connetics’ Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the SEC.

Submitted by the 2002 Audit Committee:

Alexander E. Barkas
John C. Kane
Thomas D. Kiley, Chairman

Audit and Other Fees

      The Audit Committee charter requires approval of all audit and non-audit services to be performed by our independent auditor. The following table shows the aggregate fees billed to Connetics for the fiscal years ended December 31, 2002 and 2001 by Ernst & Young LLP.

	2002	2001

Audit Fees(1)	$295,000	$385,000

Audit Related Fees(2)	$61,000	$220,000

Tax Fees(3)	$159,500	$134,000

Total	$515,500	$739,000

(1)	All of these fees are for the audit of our financial statements for 2002 and 2001, respectively, for quarterly reviews, registration statements, and accounting consultations related to the audited financial statements.

(2)	These services principally include audits of the Company’s employee benefits plans and accounting consultations on various matters.

(3)	These services include tax compliance, tax advice and tax planning.

ADDITIONAL INFORMATION

Who pays for solicitation of proxies?

      Connetics will bear the entire cost of soliciting these proxies, including the preparation, assembly, printing, handling and mailing of the proxy card and related material. We also expect to reimburse brokerage firms and other persons representing beneficial owners of shares for their actual expense in forwarding proxy material to the beneficial owners. In addition to the mailing of these proxy materials, our directors, officers and employees may solicit proxies by telephone, e-mail and in person, without additional compensation. We may also use an outside solicitor to assist with the solicitation of proxies. If we were to use an outside solicitor, we would pay that solicitor for its services, the cost of which are not anticipated to be material.

Can the solicitation costs be reduced?

      Eligible stockholders who have more than one account in their name or the same address as other stockholders may authorize us to discontinue mailings of multiple annual reports and proxy statements. Most stockholders can also view future annual reports and proxy statements over the Internet rather than receiving paper copies in the mail. Please refer to information enclosed in your proxy materials for more details.

Householding

      As permitted by the Exchange Act, only one copy of this Proxy Statement is being delivered to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies of the Proxy Statement. We will promptly deliver upon request a separate copy of the Proxy

Statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Connetics Corporation, Attn: Corporate Secretary, 3290 West Bayshore Road, Palo Alto, California 94303.

      If you are an eligible stockholder of record receiving multiple copies of our annual report and proxy statement at the same address, you can request us to send only one annual report and proxy statement to a single address. Please refer to information enclosed with your proxy materials to learn more about how to request this service.

Stockholder Proposals for the 2004 Annual Meeting

      Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of our stockholders by submitting their proposals to us in a timely manner. To be included in our proxy statement for the 2004 Annual Meeting, stockholder proposals must be received by us no later than December 10, 2003, and must otherwise comply with the requirements of Rule 14a-8. In addition, our bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by our Corporate Secretary not less than 90 or more than 120 days prior to the first anniversary of the date on which we first mailed our proxy materials for the previous year’s annual meeting of stockholders, and the notice must contain specified information concerning the matters to be brought before the meeting and the stockholder proposing such matters. Therefore, to be presented at our 2004 Annual Meeting, a proposal must be received by our Corporate Secretary after December 10, 2003 but no later than January 9, 2004.

      All notices of proposals by stockholders, whether or not to be included in our proxy materials, should be sent to Connetics Corporation, Attn: Corporate Secretary, 3290 West Bayshore Road, Palo Alto, California 94303.

Annual Report on Form 10-K

      A copy of our Annual Report on Form 10-K for the year ended December 31, 2002, without exhibits, is being distributed along with this Proxy Statement. It is also available, with exhibits, at the web site of the Securities and Exchange Commission at www.sec.gov.

* * * * * * * * * *

APPENDIX A

CONNETICS CORPORATION

2002 EMPLOYEE STOCK PLAN
(Adopted December 13, 2001)
(As amended February 6, 2003)

      1.       Purposes of the Plan. The purposes of this 2002 Employee Stock Plan (“Plan”) are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Eligible Employees and Consultants of Connetics and its Subsidiaries and to promote the success of Connetics’ business. Options granted under the Plan may be Nonstatutory Stock Options, as determined by the Administrator at the time of grant and reflected in the terms of the written option agreement. Stock purchase rights may also be granted under the Plan.

      2.       Definitions. As used in this Plan, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

(b) “Board” means the Board of Directors of Connetics.

(c) “Code” means the Internal Revenue Code of 1986, as amended.

(d) “Committee” means the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan below, if one is appointed.

(e) “Common Stock” means the common stock of Connetics.

(f) “Company” or “Connetics” means Connetics Corporation, a Delaware corporation.

(g) “Consultant” means any person, including an advisor, who is engaged by Connetics or any Parent or Subsidiary to render services and is compensated for such services, and any director of Connetics, whether compensated for such services or not.

(h) “Continuous Status as an Eligible Employee or Consultant” means the absence of any interruption or termination of service as an Eligible Employee or Consultant. Continuous Status as an Eligible Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time, or in the case of transfers between locations of Connetics or between Connetics, its Subsidiaries or its successor. For purposes of this Plan, a change in status from an Eligible Employee to a Consultant, or from a Consultant to an Eligible Employee, or from an Eligible Employee to an Officer or Director, will not constitute a termination of employment.

(i) “Director” means a member of the Board.

(j) “Eligible Employee” means any person, excluding Named Executives, Officers and Directors, employed by Connetics or any Parent or Subsidiary of Connetics.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq”) System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (or the closing bid, if no sales were reported on that day) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market of the Nasdaq System) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock or;

(iii) In the absence of an established market for the Common Stock, the Administrator shall in good faith determine the Fair Market Value of the Common Stock.

(m) “Named Executive” means any individual who, on the last day of Connetics’ fiscal year, is the chief executive officer of Connetics (or is acting in such capacity) or among the four highest compensated officers of Connetics (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

(n) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

(o) “Officer” means any person who is a “named executive officer” as that term is defined in Regulation 229.401(b) (Regulation S-K, Item 401(b)) or Regulation 229.402 (Regulation S-K, Item 402) of the Exchange Act, or who is designated by the Board of Directors as an officer of Connetics within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated under the Exchange Act.

(p) “Option” means a stock option granted pursuant to the Plan.

(q) “Optioned Stock” means the Common Stock subject to an Option or a Stock Purchase Right.

(r) “Optionee” means an Eligible Employee or Consultant who receives an Option or Stock Purchase Right.

(s) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(t) “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

(u) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, as any successor provision.

(v) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 below.

(w) “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 below.

(x) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(y) “Plan” means this 2002 Employee Stock Plan.

      3.       Stock Subject to the Plan. Subject to the provisions of Section 13, the maximum aggregate number of shares which may be optioned and sold under the Plan is 1,250,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject to the Option shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, Shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

      4.       Administration of the Plan.

(a) Composition of the Administrator.

(i) Administration of the Plan. With respect to grants of Options or Stock Purchase Rights to Eligible Employees or Consultants who are neither Directors nor Officers of Connetics, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of stock option plans, if any, of the applicable securities laws and the Code (collectively the “Applicable Laws”).

(ii) General. If a Committee has been appointed pursuant to subsection (i) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(l) of the Plan;

(ii) to select the Consultants and Eligible Employees to whom Options and Stock Purchase Rights may from time to time be granted under this Plan;

(iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination of Options and Stock Purchase Rights are granted under this Plan;

(iv) to determine the number of shares of Common Stock to be covered by each such award granted under this Plan;

(v) to approve forms of agreement for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted under this Plan;

(vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 10(f) instead of Common Stock;

(viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

(ix) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights.

(c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options or Stock Purchase Rights.

      5.       Eligibility.

(a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Eligible Employees and Consultants. An Eligible Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he is otherwise eligible, be granted additional Options or Stock Purchase Rights.

(b) Each Option shall be designated in the written option agreement as a Nonstatutory Stock Option.

(c) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with Connetics, nor shall it interfere in any way with his or her right or the Company’s right to terminate the Optionee’s employment or consulting relationship at any time, with or without cause.

      6.       Term of Plan. The Plan shall become effective upon its initial adoption by the Board of Directors. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 17 of the Plan.

      7.       Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of Connetics or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant of the Option or such shorter term as may be provided in the Option Agreement.

      8.       Limitation on Grants to Eligible Employees. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to Options or Stock Purchase Rights granted to any one Eligible Employee under this Plan for any fiscal year of Connetics shall be 150,000 shares.

      9.       Option Exercise Price and Consideration.

(a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall in any event be no less than 100% of the Fair Market Value per Share on the date of grant.

(b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of

(1) cash,

(2) check,

(3) promissory note,

(4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from Connetics, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised,

(5) authorization from Connetics to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised,

(6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to Connetics of the sale or loan proceeds required to pay the exercise price,

(7) any combination of the foregoing methods of payment, or

(8) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.

In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit Connetics.

      10.       Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder. Any Option granted under this Plan shall be exercisable at such times and under such conditions as the Administrator determines, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to Connetics in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by Connetics. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. Connetics shall issue (or cause to be issued) such stock certificate as promptly as practicable upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Status as an Eligible Employee or Consultant. In the event of termination of an Optionee’s Continuous Status as an Eligible Employee or Consultant, such Optionee may, but only within thirty (30) days (or such other period of time not exceeding six (6) months as is determined by the Administrator) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified in this Plan, the Option shall terminate. This section does not apply if the Optionee ceases to be an Eligible Employee or Consultant by virtue of the fact that he or she becomes an Officer or Director of Connetics.

(c) Disability of Optionee.

(i) Notwithstanding the provisions of Section 9(b)above, in the event of termination of an Optionee’s Continuous Status as an Eligible Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified in this Plan, the Option shall terminate.

(ii) In the event of termination of an Optionee’s Continuous Status as an Eligible Employee or Consultant as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within six months (6) from the date of termination, the Option shall terminate.

(d) Death of Optionee. In the event of the death of an Optionee during the term of the Option who is at the time of death an Eligible Employee or Consultant of Connetics, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified in this Plan, the Option shall terminate.

(e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required under Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

(f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

      11.       Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      12.       Stock Purchase Rights.

(a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer or, in the case of a stockholder owning ten percent (10%) or more of the Company’s outstanding stock or a person who is a Named Executive, 100% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to in this Plan as “Restricted Stock.”

(b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant Connetics a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with Connetics for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to Connetics. The repurchase option shall lapse at such rate as the Board or Committee may determine.

(c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

(d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of Connetics. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 15 of the Plan.

      13.       Withholding Taxes. As a condition to the exercise of Options or the purchase of Restricted Stock pursuant to awards granted under this Plan, the Optionee or purchaser shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such award. Connetics shall not be required to issue any Shares under the Plan until such obligations are satisfied.

      14.       Stock Withholding to Satisfy Withholding Tax Obligations. At the Administrator’s discretion, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or Stock Purchase Right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay Connetics an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have Connetics withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the Stock Purchase Right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”). All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

(a) the election must be made on or prior to the applicable Tax Date;

(b) once made, the election shall be irrevocable as to the particular Shares of the Option or Stock Purchase Right as to which the election is made; and

(c) all elections shall be subject to the consent or disapproval of the Administrator.

      In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Optionee shall be unconditionally obligated to tender back to Connetics the proper number of Shares on the Tax Date.

      15.       Adjustments Upon Changes in Capitalization; Corporate Transaction.

(a) Changes in Capitalization. Subject to any required action by the stockholders of Connetics, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by Connetics; provided, however, that conversion of any convertible securities of Connetics shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Plan, no issuance by Connetics of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason of that issuance shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

(b) Corporate Transactions. In the event of a dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, the merger of the Company with or into another corporation or any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

      16.       Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Eligible Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

      17.       Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the stockholders of Connetics:

(i) any change in the designation of the class of persons eligible to be granted Options;

(ii) any change in the limitation on grants to employees as described in Section 8 of the Plan or other changes which would require stockholder approval to qualify options granted under this Plan as performance-based compensation under Section 162(m) of the Code; or

(iii) any revision or amendment requiring stockholder approval in order to preserve the qualification of the Plan under Rule 16b-3.

(b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and Connetics.

      18.       Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option and the issuance and delivery of such Shares pursuant to the exercise comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated under the Exchange Act, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for Connetics with respect to such compliance. As a condition to the exercise of an Option or Stock Purchase Right, Connetics may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for Connetics, such a representation is required by any of the aforementioned relevant provisions of law.

      19.       Reservation of Shares. Connetics, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of Connetics to obtain authority from any regulatory body having jurisdiction, which authority is deemed by Connetics’ counsel to be necessary to the lawful issuance and sale of any Shares under this Plan, shall relieve Connetics of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      20.       Agreements. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

      21.       Information to Optionees and Purchasers. Connetics shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares Pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. Connetics shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with Connetics assure their access to equivalent information.

 * * * * * * * * *

APPENDIX B

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS
OF CONNETICS CORPORATION
(Revised effective July 25, 2002)

Purpose and Statement of Policy:

      The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Connetics Corporation, a Delaware corporation (the “Company”) oversees Connetics’ financial reporting process on behalf of the Board of Directors. The purpose of the Committee is to review and advise the Board on:

•	the adequacy of the Company’s internal controls and financial reporting process and the reliability of the company’s financial statements;

•	the independence and performance of the Company’s independent auditors; and

•	the Company’s compliance with legal and regulatory requirements;

and to:

•	provide the Board with the results of its examinations and recommendations;

•	outline to the Board any improvements made, or to be made, in internal accounting controls;

•	nominate independent auditors; and

•	provide such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the Board’s attention.

Notwithstanding the listed items, the Committee’s policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. In particular, it is intended that the Committee shall have such power as may be necessary or convenient for it to efficiently and lawfully discharge its duties.

      The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the committee or to meet with any members of, or consultants to, the Committee.

      Management is responsible for the Company’s financial reporting process including its system of internal control, and for preparing consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. The Committee monitors and reviews these processes; it is not the Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures.

Composition:

      The Committee shall be comprised of a minimum of three (3) members of the Board, all of whom shall be independent directors, in accordance with any applicable Nasdaq or SEC rules concerning independence. The members of the Committee and its Chairperson will be appointed by and serve at the discretion of the Board. At least one member of the Committee shall have accounting or related financial management expertise, and all of the members shall be financially literate as that concept is defined in the NASD rules.

Principal Recurring Responsibilities:

      The operation of the Committee shall be subject to the provisions of the Bylaws of the Company, as in effect from time to time, and to Section 141 of the Delaware General Corporation Law. The Committee shall have the full power and authority to carry out the following responsibilities:

Review Filings

      1.       Review the annual audited financial statements with management, including a review of major issues regarding the critical accounting policies particular to the Company; evaluate the adequacy of internal controls that could significantly affect the Company’s financial statements; and review the financial statements in the Form 10-K with management and the independent auditors before the 10-K is filed.

      2.       Review the interim financial statements in the Form 10-Q with management and the independent auditors before the 10-Q is filed, including the results of the independent auditors’ views of the quarterly financial statements and any changes in accounting policy that have occurred during the interim period.

Review Financial Management

      1.       Consult with the independent auditors and discuss with Company management the scope and quality of internal accounting and financial reporting controls in effect.

      2.       Investigate, review and report to the Board the propriety and ethical implications of any transactions, as reported or disclosed to the Committee by management, the independent auditors, employees, officers, members of the Board or otherwise, between (a) the Company and (b) any employee, officer or member of the Board of the Company, or any affiliates of the foregoing.

      3.       Review with management and the independent auditor the effect of financial regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting polices.

      4.       Meet at least quarterly with the chief financial officer, the senior internal accounting officer and the independent auditor, and annually with each of them in separate executive sessions.

      5.       Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

      6.       Satisfy itself, by obtaining reports from management, the senior internal accounting officer and the independent auditor, that the Company’s subsidiary/foreign affiliated entities are in conformity with applicable legal requirements, including disclosures of insider and affiliated party transactions.

Independent Auditors

      1.       Recommend annually to the full Board the firm of certified public accountants to be employed by the Company as its independent auditors for the ensuing year.

      2.       Review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore, and all other matters the Committee deems appropriate, including the auditors’ independence and accountability to the Board and the Committee.

      3.       Oversee the independence of the outside auditors by discussing with the auditor periodic reports regarding the auditor’s independence and considering whether the provision of non-audit services is compatible with the auditor’s independence. Review and approve all professional services provided to the Company by its independent auditors and consider the possible effect of such services on the independence of such auditors.

      4.       Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor. Evaluate the performance of the independent auditor and whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis.

      5.       Approve the fees to be paid to the independent auditor for audit services; approve the retention of the independent auditor for any non-audit service and the fee for such service.

      6.       Meet with the independent auditor to review the planning and staffing of the audit, including matters relating to the conduct of the audit.

      7.       Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to that letter. Such review should include:

•	any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management;

•	any changes required in the planned scope of the internal audit; and

•	comments of management regarding the responsiveness of the independent auditors to the Company’s needs.

      8.       Obtain from the independent auditor assurance that the requirements of Section 10A of the Securities Exchange Act of 1934 (“Audit Requirements”) have been met.

Other Matters

      1.       Advise the Board with respect to the Company’s procedures for ensuring that it complies with applicable laws and regulations.

      2.       Review with the Company’s General Counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies, any material reports or inquiries received from regulators or governmental agencies, and any circumstances that might involve serious litigation (even though meritorious defenses exist).

      3.       Review annually and assess the adequacy of the Charter of the Committee to the Board of Directors for approval, and if necessary propose amendments or revisions to the charter.

Meetings:

      The Committee will hold at least four (4) regular meetings per year and additional meetings as the Chairperson of the Committee deems appropriate. The Chairman, President and Chief Financial Officer may attend any meeting of the Committee, except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the Committee Chairperson.

Minutes and Reports:

      Written minutes of each meeting of the Committee shall be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairperson of the Committee shall report to the Board from time to time, or whenever so requested by the Board.

* * * * * * * * * * END * * * * * * * * * *

PROXY

CONNETICS CORPORATION

Annual Meeting of Stockholders, May 14, 2003

This Proxy is Solicited on Behalf of the Board of Directors of Connetics Corporation

     The undersigned revokes all previous proxies, and acknowledges receipt of the Notice of the 2003 Annual Meeting of Stockholders and the Proxy Statement. The undersigned hereby appoints Thomas G. Wiggans and Katrina J. Church, and each of them, as the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Connetics Corporation (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2003 Annual Meeting of Stockholders of the Company and at any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held at the Company’s office located at 3290 West Bayshore Road, Palo Alto, California 94303, on May 14, 2003 at 9:00 a.m. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

ADDRESS CHANGES:

(If you noted any address changes above, please mark the box on the reverse side.)

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE

CONNETICS CORPORATION 3290 WEST BAYSHORE ROAD PALO ALTO, CA 94303

VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Connetics Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

The Board of Directors recommends a vote FOR each of the directors listed below and a vote FOR the other proposals. This Proxy, when properly executed, will be voted as specified below. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED BELOW AND FOR THE OTHER PROPOSALS IF NO SPECIFICATION IS MADE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CNTCS1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONNETICS CORPORATION
1.	To elect nine (9) directors to hold office until the next Annual Meeting of stockholders and until their successors are elected and qualified.				To withhold authority to vote, mark “For All Except” and write the nominee’s name or number on the line below.
	01) Alexander E. Barkas, Ph.D., 02) Eugene A. Bauer, M.D.,	For	Withhold	For All
	03) R. Andrew Eckert, 04) Denise Gilbert, Ph.D.,	All	All	Except
	05) John C. Kane, 06) Thomas D. Kiley, 07) Leon E. Panetta, 08) G. Kirk Raab, 09) Thomas G. Wiggans	☐	☐	☐

Vote On Proposals		For	Against	Abstain

2.	To approve an amendment to the 1995 Directors’ Stock Option Plan to increase the number of shares of common stock reserved for issuance under the plan by 250,000 shares.	☐	☐	☐

3.	To approve an amendment to the 2002 Employee Stock Plan to increase the number of shares of common stock reserved for issuance under the plan by 750,000 shares	☐	☐	☐

4.	To approve an amendment to the 2002 Employee Stock Plan to permit the issuance of options under the plan to non-executive officers of the Company	☐	☐	☐

5.	To ratify the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2003.	☐	☐	☐

6.	To consider and act upon such other business as may properly come before the meeting	☐	☐	☐

For address changes, please check this box and write them on the back where indicated				☐

Please sign the name(s) appearing on each share certificate(s) over which you have voting authority.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date